===
    ZENIX
   Income
  Fund Inc.
     ===


                                 [GRAPHIC/LOGO]
                                                                  Annual Report
                                                                  March 31, 1997

-------------------------------------[LOGO]-------------------------------------

                             Zenix Income Fund Inc.




Dear Shareholder:


     We are pleased to provide you with the annual report for the Zenix Income Fund Inc. for the year ended March 31, 1997. Over the past twelve months, the Fund paid income dividends on common shares totaling $0.72 per share. The table below shows the annualized distribution rates and twelve month total returns for the Fund based on its March 31, 1997 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price.


                 Price           Annualized         Twelve-Month
               Per Share      Distribution Rate*    Total Return
               ---------      -----------------     ------------
              $6.45 (NAV)           11.35%             14.04%
              $7.25 (NYSE)          10.10%             15.55%

     In comparison, the average total return on NAV was 12.27% for closed-end high yield bond funds during the same time period according to Lipper Analytical Services, Inc., an independent fund tracking organization. In addition, over the past twelve months, the Zenix Income Fund generally outperformed other domestic bond markets, far exceeding the -1.00% to 6.00% average total returns on intermediate- and long-term U.S. Treasuries, government agency securities and investment grade corporate bonds. In our opinion, the Fund's strong performance during the reporting period was the result of a combination of prudent issue selection as well as the Fund's use of leverage.

----------
* This distribution rate assumes monthly dividends at the current rate of $0.061 per share for the twelve months.

-----------------------------------[GRAPHIC]------------------------------------

--------------------------------------------------------------------------------

Market and Economic Overview

     After a rather difficult three quarters in 1996, the fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade bonds and U.S. Treasury bonds. An apparent slowdown in U.S. economic growth over the fourth quarter of 1996, combined with favorable inflation data, helped to bolster the domestic fixed income markets. The bond market rally was also fueled by the Federal Reserve Board's ("Fed") decision to remain on the sidelines and not raise interest rates. However, since early December, renewed inflation fears caused interest rates to rise. In retrospect, fourth quarter economic growth was relatively strong, but the overall rate of inflation remained well behaved.

     In the first quarter of 1997 the U.S. economy has remained strong with only a modest upturn in inflation. However, Fed Chairman Alan Greenspan began voicing concern over continued strong economic growth in the first quarter and the potential for higher inflation if the economy were to further strengthen in the first quarter of 1997. Consequently, the Fed raised short-term interest rates by a modest 0.25% in March to slow down economic growth and prevent any increase in inflationary pressures over the upcoming months. In our opinion, the Fed Chairman's public comments and subsequent actions have caused a widespread sell-off in both the equity and bond markets that began earlier this year. Despite the Fed's concerns over potentially higher inflation, many government reports have indicated that inflation has remained well contained during the first three months of 1997.

     Over the past year, the high yield bond market has generally outperformed the more interest-rate sensitive, longer-maturity Treasury and investment grade bond markets. Specifically, the better quality issues (BB/Ba and B/B rated) turned in the strongest performance since these issues tend to be less vulnerable to a market volatility than lower quality issues. In addition, over the past few weeks the equity market has begun to weaken at a rate faster than the bond markets. Since the lower-quality high-yield issues tend to trade more closely with the stock market, we expect further underperformance versus the better quality issues, especially if the equity market continues to trade down. In fact, in recent weeks, the equity market has experienced greater volatility. However, because of the Fund's relatively conservative investment philosophy, we tend to avoid the lower-quality high-yield issues and that has helped its relative performance.

-----------------------------------[GRAPHIC]------------------------------------

--------------------------------------------------------------------------------

     As we have stated, the Fund's total performance over the past twelve months has generally been much better than other types of domestic bond markets. During 1996, many investors, who had become dissatisfied with the modest returns and extreme price swings in the U.S. Treasury market, began investing more money into the high yield bond market. In fact, during 1996 alone, over $15 billion flowed into open-end high-yield bond mutual funds, with another $4 billion invested during the first quarter of 1997. At the same time, greater numbers of institutional investors such as insurance companies and municipal and corporate pension fund managers have invested more of their assets in the high yield bond market, particularly the better quality issues.

     Given the relatively strong performance of the high yield bond market compared to U.S. Treasuries during 1996, high yield bond premiums were roughly 100 basis points (one basis point is one-one hundredth of a percent) tighter than they were at the beginning of 1996. In our opinion, this narrowing of yields reflects a strong demand for high yield bonds and investor expectations of a strong economy. In retrospect, the high yield bond market had become overvalued in light of the Federal Reserve's decision to raise interest rates in March. In simple terms, the economy and financial markets, which were relatively benign, have become more hostile for the financial assets and as a result, the high yield bond market has begun to underperform the U.S. Treasuries and investment grade corporate bonds. We would not be surprised to see yield spreads widen back to their historical averages, especially if the Fed raises short-term interest rates further.

     We expect increased market volatility to continue over the near term. While we believe the Fed will probably raise short-term interest rates further in the coming months, we still expect the economy to grow moderately over the near future with no serious threat of either an increase in inflation or an economic recession. We remain convinced the Fed can successfully engineer an economic slowdown and effectively keep inflation under control. Nevertheless, issue selectivity has become even more important when seeking investment ideas given the fact the high yield bond market is fully valued and the uncertainty over the future direction of the U.S. economy and Fed monetary policy.

-----------------------------------[GRAPHIC]------------------------------------

--------------------------------------------------------------------------------

Portfolio Strategy

     While our near-term outlook for the high yield bond market is cautious, we remain optimistic about the market's total return prospects in the second half of 1997. We anticipate a gradual decline in interest rates as economic activity moderates and inflation remains subdued. In a moderately growing economy, stronger high yield companies should outperform. These companies tend to be in industries that continue to benefit from new technology.

     We have found many attractive growth opportunities in the telecommunications, media, cable TV and oil and natural gas industries, and the Fund is overweighted in these areas. Some of the issues that we continue to favor include Time Warner Inc. (entertainment and media), Brooks Fiber (alternate local telecommunications provider), Teleport Communications Group (telecommunications), and Parker Drilling Company (international contract drilling). All of these companies continue to generate improving results either through increased market share, improved internal cost controls, or a combination of both.

     We still firmly believe that over a full ten-year economic cycle the better-quality high-yield issues offer superior risk-adjusted returns and lower default risk relative to lower-quality issues. Considering the trend toward greater industry competition and little pricing power in most sectors of the domestic economy, we believe our prudent approach to high yield bond investing should generate consistently positive returns in 1997. We therefore will continue to avoid areas of the economy that are experiencing weak growth trends as well as heavy industry competition. In addition, we will continue to place more emphasis on higher quality issues and avoid or eliminate the weaker, lower-tier issues. During the past year, we sold our investments in Harvard Industries, Inc. (automotive components), Moblemedia (telecommunications), Metrocall, Inc. (telecommunications), and Mobile Telecommunications Technologies Corp. (wireless messaging), because of their deteriorating results.

     Given the shift in Fed policy, we have raised cash reserves in the Fund's portfolio to a 7% to 10% level to be better positioned for potential investment opportunities. Moreover, because of concerns over increased market volatility, we have kept the Fund's average weighted maturity below eight years. We believe this maturity range should help to limit the Fund's net asset value volatility if interest rates move higher.

-----------------------------------[GRAPHIC]------------------------------------

--------------------------------------------------------------------------------

Outlook

     In our opinion, the U.S. economy should grow solidly at least through the first half of 1997. Given our expectations for continued economic growth with greater interest rate volatility, our outlook on the bond market as a whole is somewhat more cautious. As investors attempt to sort out the confusion over economic growth, inflation and Federal Reserve monetary policy, we expect higher volatility with respect to intermediate- and long-term interest rates over the first half of 1997. However, we believe the Fund is well positioned to weather this expected market uncertainty.

     In closing, thank you for investing in the Zenix Income Fund. We look forward to continuing to help you achieve your investment goals. If you have any questions about your investment in the Fund, please call First Data Investor Services Group, Inc. at (800) 331-1710.

Sincerely,

/s/ Heath B. McLendon                         /s/ John C. Bianchi

Heath B. McLendon                             John C. Bianchi, CFA
Chairman                                      Vice President and
                                              Investment Officer



April 15, 1997

-----------------------------------[GRAPHIC]------------------------------------


[LOGO]                                                                  Schedule of Investments
                                                                                 March 31, 1997
===============================================================================================
  Face
 Amount    Ratings             Security                                                Value
-----------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 90.0%

Aerospace/Defense -- 1.5%
 $2,000,000  BB  Airplanes Pass Through Trust, Corporate Collateralized
                    Mortgage Obligation, 10.875% due 3/15/19 ...................   $  2,201,980
                                                                                   ------------

Banking -- 2.5%
  3,375,000  B   First Nationwide Parent Holdings Ltd.,
                    Sr. Exchange Note, 12.500% due 4/15/03 .....................      3,695,625
                                                                                   ------------
Beverage, Food & Tobacco -- 1.9%

  2,735,000  B   Consolidated Cigar Corp., Sr. Sub. Notes,
                    10.500% due 3/1/03 .........................................      2,875,169
                                                                                   ------------

Broadcasting/Cable -- 16.4%
    750,000  B-  All American Communications, Inc., Sr. Sub. Notes,
                    Series B, 10.875% due 10/15/01 .............................        750,937
  2,100,000  B-  Allbritton Communications Co., Sr. Sub. Debentures,
                    11.500% due 8/15/04 ........................................      2,236,500
  2,600,000  NR  Australis Media Ltd., Sr. Sub. Discount Notes,
                    step bond to yield 13.590% due 5/15/03+++ ..................      1,586,000
                 Cablevision Systems Corp., Sr. Sub. Debentures:
  2,000,000  B      10.750% due 4/1/04 .........................................      2,060,000
  1,150,000  B       9.875% due 2/15/13 ........................................      1,128,437
  2,200,000  B-  Comcast UK Cable, Debentures, step bond to yield
                    11.156% due 11/15/07 .......................................      1,501,500
                 Globo Comunicacoes, Notes:
    500,000  BB-    Series A, 9.875% due 12/20/04+ .............................        503,125
    500,000  BB-    Series B, 10.500% due 12/20/06+ ............................        507,500
  2,000,000  B   Marcus Cable Operating Co., Sr. Debentures,
                    11.875% due 10/1/05 ........................................      2,112,500
                 Rogers Cablesystems of America, Inc., Sr. Sub. Debentures:
  1,000,000  BB+    10.000% due 12/1/07 ........................................      1,048,750
  2,100,000  BB-    11.000% due 12/1/15 ........................................      2,244,375
    800,000  BB+    Sr. Secured Second Priority Debentures,
                       9.650% due 1/15/14++ ....................................        564,603
  1,950,000  BB- Rogers Communications, Inc., Sr. Debentures,
                    10.875% due 4/15/04 ........................................      2,035,312
    950,000  B-  SFX Broadcasting, Inc., Sr. Sub. Notes, Series B,
                    10.750% due 5/15/06 ........................................      1,002,250
  1,850,000  B+  Telewest Communications PLC, Sr. Discount Debentures,
                    step bond to yield 10.994% due 10/1/07 .....................      1,239,500

                       See Notes to Financial Statements.


[LOGO]                                                      Schedule of Investments (continued)
                                                                                 March 31, 1997
===============================================================================================
  Face
 Amount    Ratings             Security                                                Value
-----------------------------------------------------------------------------------------------
Broadcasting/Cable -- 16.4% (continued)
 $  950,000  B   TV Azteca SA, Guaranteed Sr. Notes, Series B,
                    10.500% due 2/15/07+ .......................................   $    933,375
  2,150,000  B-  UIH Australia, Inc., Sr. Discount Notes, Series B, step bond
                    to yield 14.000% due 5/15/06 ...............................      1,099,188
  1,000,000  BB+ Videotron Group Ltd., Sr. Notes, 10.625% due 2/15/05 ..........      1,102,500
    900,000  B-  Wireless One Inc., Sr. Discount Notes,
                    13.000% due 10/15/03 .......................................        547,875
    500,000  B   Young Broadcasting Corp., Sr. Sub. Notes,
                    11.750% due 11/15/04 .......................................        541,250
                                                                                   ------------
                                                                                     24,745,477
                                                                                   ------------
Building and Construction -- 0.4%
    500,000  BB- American Standard, Inc., Sr. Sub. Debentures,
                    11.375% due 5/15/04 ........................................        527,500
                                                                                   ------------
Chemicals -- 3.8%
  1,000,000  B   NL Industries, Inc., Sr. Secured Notes,
                    11.750% due 10/15/03 .......................................      1,055,000
  1,250,000  BB  Pt. Polysindo Eka Perkasa, Guaranteed Sr. Notes,
                    13.000% due 6/15/01 ........................................      1,410,937
  2,000,000  B+  Terra Industries, Inc., Sr. Notes, Series B,
                    10.500% due 6/15/05 ........................................      2,150,000
  1,000,000  B   Texas Petrochemicals Corp., Sr. Sub. Notes,
                    11.125% due 7/1/06 .........................................      1,050,000
                                                                                   ------------
                                                                                      5,665,937
                                                                                   ------------
Consumer Durables Goods/Home Furnishings -- 0.2%
    325,000  B+  TAG-Heuer International, Sr. Sub. Notes,
                    12.000% due 12/15/05 .......................................        368,063
                                                                                   ------------
Diversified Manufacturing -- 1.0%
  1,500,000  B   Unifrax Investment Corp., Sr. Notes,
                    10.500% due 11/1/03 ........................................      1,530,000
                                                                                   ------------

Electric Utilities -- 1.5%
  1,000,000  B+  Calpine Corp., Sr. Notes, 10.500% due 5/15/06 .................      1,072,500
  1,070,978  BB- Midland CogenerationVenture Limited Partnership,
                    Midland Funding, Sr. Secured Lease Obligation Bond,
                    Series C, 10.330% due 7/23/02 ..............................      1,137,913
                                                                                   ------------
                                                                                      2,210,413
                                                                                   ------------

                       See Notes to Financial Statements.


[LOGO]                                                      Schedule of Investments (continued)
                                                                                 March 31, 1997
===============================================================================================
  Face
 Amount    Ratings             Security                                                Value
-----------------------------------------------------------------------------------------------
Electronics-Computers -- 3.9%
 $  150,000  BB- Advanced Micro Devices Inc., Sr. Notes,
                    11.000% due 8/1/03 .........................................   $    164,625
  1,000,000  B   Celestica International, Inc., Guaranteed Sr. Sub. Notes,
                    10.500% due 12/31/06+ ......................................      1,076,250
  1,000,000  B   Fairchild Semiconductor Inc., Sr. Sub. Notes,
                    10.125% due 3/15/07+ .......................................      1,002,500
  2,000,000  B-  Graphic Controls Corp., Sr. Sub. Notes,
                    12.000% due 9/15/05 ........................................      2,200,000
  1,400,000  B+  Unisys Corp., Sr. Notes, Series B, 12.000% due 4/15/03 ........      1,492,750
                                                                                   ------------
                                                                                      5,936,125
                                                                                   ------------

Finance -- 3.6%
  1,500,000  B   Amresco Inc., Sr. Sub. Notes,
                    10.000% due 3/15/04 ........................................      1,500,000
    900,000  B+  Imperial Credit Industries Inc., Sr. Notes,
                    9.875% due 1/15/07+ ........................................        893,250
  2,750,000  B+  Ocwen Financial Corp., Notes,
                    11.875% due 10/1/03 ........................................      3,052,500
                                                                                   ------------
                                                                                      5,445,750
                                                                                   ------------

Foods -- 2.9%
  2,500,000  BB- TLC Beatrice International Holdings, Inc.,
                    Sr. Secured Notes, 11.500% due 10/1/05 .....................      2,681,250
  1,500,000  B-  Van De Kamp, Inc., Sr. Sub. Notes, 12.000% due 9/15/05 ........      1,653,750
                                                                                   ------------
                                                                                      4,335,000
                                                                                   ------------

Grocery/Convenience Stores -- 0.7%
  1,000,000  B-  Pathmark Stores, Inc., Sub. Debentures,
                    12.625% due 6/15/02 ........................................      1,038,750
                                                                                   ------------

Healthcare/Drugs/Hospital Supplies -- 1.8%
    900,000  B   Magellan Health Services, Inc., Sr. Sub. Notes,
                    11.250% due 4/15/04 ........................................        995,625
                 Tenet Healthcare Corp.:
    750,000  BB     Sr. Notes, 8.000% due 1/15/05 ..............................        742,500
  1,000,000  B+     Sr. Sub. Notes, 8.625% due 1/15/07 .........................        998,750
                                                                                   ------------
                                                                                      2,736,875
                                                                                   ------------

                       See Notes to Financial Statements.

[LOGO]                                                      Schedule of Investments (continued)
                                                                                 March 31, 1997
===============================================================================================
  Face
 Amount    Ratings             Security                                                Value
-----------------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 4.1%
 $1,500,000  B   Aztar Corp., Sr. Sub. Notes, 13.750% due 10/1/04 ..............   $  1,695,000
  2,000,000  B-  Courtyard By Marriott II, Sr. Secured Notes, Series B,
                    10.750% due 2/1/08 .........................................      2,110,000
  1,500,000  BB  Grand Casinos Inc., Guaranteed 1st Mortgage Note,
                    10.125% due 12/1/03 ........................................      1,485,000
    620,000  BB+ Mohegan Tribal Gaming Authority, Sr. Secured Notes,
                    13.500% due 11/15/02 .......................................        816,075
                                                                                   ------------
                                                                                      6,106,075
                                                                                   ------------
Machinery -- 2.1%
  1,000,000  B-  Alvey Systems, Inc., Sr. Sub. Notes, 11.375% due 1/31/03 ......      1,038,750
  1,975,000  B-  Terex Corp., Sr. Secured Notes, 13.250% due 5/15/02 ...........      2,160,156
                                                                                   ------------
                                                                                      3,198,906
                                                                                   ------------
Metals/Mining -- 5.7%
  1,000,000  B-  Commonwealth Aluminum Corp., Sr. Sub. Notes,
                    10.750% due 10/1/06 ........................................      1,040,000
    500,000  BB- Echo Bay Mines Inc., Jr. Sub. Notes, 11.000% due 4/1/27 .......        502,500
    600,000  B   Envirosource Inc., Sr. Notes, 9.750% due 6/15/03 ..............        577,500
  2,400,000  B-  Haynes International, Inc., Sr. Sub. Notes,
                    11.625% due 9/1/04 .........................................      2,583,000
  1,075,000  CCC+Kaiser Aluminum and Chemical Corp., Sr. Sub. Notes,
                    12.750% due 2/1/03 .........................................      1,161,000
  1,800,000  B   Russell Metals, Inc., Sr. Notes, 10.250% due 6/15/00 ..........      1,809,000
    800,000  BB- UCAR Global Enterprises, Inc., Sr. Sub. Notes,
                    12.000% due 1/15/05 ........................................        906,000
                                                                                   ------------
                                                                                      8,579,000
                                                                                   ------------
Oil and Natural Gas -- 7.1%
  1,775,000  B+  Clark R & M Holdings Inc., Sr. Notes, zero coupon due 2/15/00 .      1,297,969
  1,700,000  B+  Dawson Production Services Inc., Sr. Notes,
                    9.375% due 2/1/07 ..........................................      1,691,500
    350,000  B   Forcenergy Inc., Sr. Sub. Notes, 8.500% due 2/15/07+ ..........        327,250
  1,500,000  BB- Global Marine, Inc., Sr. Secured Notes,
                    12.750% due 12/15/99 .......................................      1,590,000
  1,500,000  B-  Kelley Oil & Gas Corp., Sr. Notes, Series B,
                    10.375% due 10/15/06 .......................................      1,537,500
  1,500,000  B+  Parker Drilling Co., Sr. Notes, Series B, 9.750% due 11/15/06 .      1,522,500
  1,675,000  BB-Santa Fe Energy Resources, Inc., Sr. Sub. Debentures,
                    11.000% due 5/15/04 ........................................      1,819,469
    800,000  B   United Meridian Corp., Sr. Sub. Notes,
                    10.375% due 10/15/05 .......................................        866,000
                                                                                   ------------
                                                                                     10,652,188
                                                                                   ------------

                       See Notes to Financial Statements.

[LOGO]                                                      Schedule of Investments (continued)
                                                                                 March 31, 1997
===============================================================================================
  Face
 Amount    Ratings             Security                                                Value
-----------------------------------------------------------------------------------------------
Packaging/Containers -- 1.0%
 $2,000,000  B-  Ivex Holdings Corp., Sr. Sub. Debentures,
                    step bond to yield 12.910% due 3/15/05 .....................   $  1,590,000
                                                                                   ------------

Paper/Forest Products and Printing -- 8.6%
  1,300,000  B-  American Pad & Paper Co., Sr. Sub. Notes, Series B,
                    13.000% due 11/15/05 .......................................      1,514,500
  1,775,000  B+  Asia Pulp & Paper Ltd., Guaranteed Preferred Notes
                    Series A, 12.000% due 12/29/49+ ............................      1,712,875
  1,500,000  B   Goss Graphic Systems Inc., Sr. Sub. Notes,
                    12.000% due 10/15/06 .......................................      1,575,000
  2,000,000  BB  Indah Kiat International Finance Co., Guaranteed
                    Secured Notes, 11.875% due 6/15/02 .........................      2,175,000
  3,275,000  B+  S.D. Warren Co., Sr. Sub. Notes, Series B,
                    12.000% due 12/15/04 .......................................      3,627,063
  2,050,000  BB  Tjiwi Kimia International, Guaranteed Sr. Notes,
                    13.250% due 8/1/01 .........................................      2,331,875
                                                                                   ------------
                                                                                     12,936,313
                                                                                   ------------
Pollution Control -- 0.7%
  1,000,000  B+  Allied Waste North America Inc., Sr. Sub. Notes,
                    10.250% due 12/1/06+ .......................................      1,037,500
                                                                                   ------------

Real Estate -- 1.8%
  2,500,000  BB- Trizec Finance Ltd., Sr. Notes, 10.875% due 10/15/05 ..........      2,731,250
                                                                                   ------------

Retail -- 0.6%
    900,000  B+  Barnes and Noble, Inc., Sr. Sub. Notes, Series B,
                    11.875% due 1/15/03 ........................................        976,500
                                                                                   ------------

Telecommunications -- 14.1%
  2,950,000  NR  Clearnet Communications, Inc., step bond to yield
                    14.052% due 12/15/05 .......................................      1,917,500
  1,750,000  NR  Colt Telecommunications Group PLC, Sr. Discount Notes,
                    step bond to yield 12.000% due 12/15/06 ....................      1,089,375
    600,000  NR  Dobson Communications Corp., Sr. Notes,
                    11.750% due 4/15/07+ .......................................        589,500
    750,000  B+  Fonorola, Inc., Sr. Notes, 12.500% due 8/15/02 ................        830,625
  1,000,000  B   Globalstar LP Corp., Sr. Notes,
                    11.375% due 2/15/04+ .......................................        997,500
  2,825,000  NR  Intelcom Group USA, Inc., Sr. Discount Notes,
                    step bond to yield 12.500% due 5/1/06+ .....................      1,783,281
  3,625,000  B-  Intermedia Communications, Sr. Discount Notes,
                    step bond to yield 12.423% due 5/15/06 .....................      2,329,063

                       See Notes to Financial Statements.

[LOGO]                                                      Schedule of Investments (continued)
                                                                                 March 31, 1997
===============================================================================================
  Face
 Amount    Ratings             Security                                                Value
-----------------------------------------------------------------------------------------------
Telecommunications -- 14.1% (continued)
 $1,800,000  NR  McCaw International Ltd., Sr. Discount Notes,
                    step bond to yield 13.000% due 4/15/07+ ....................   $    864,000
  2,000,000  B   McLeod Inc., Sr. Discount Notes,
                    step bond to yield 10.452% due 3/1/07+ .....................      1,105,000
    625,000  BB  Multicanal SA Notes, 10.500% due 2/1/07+ ......................        625,000
  4,175,000  CCC-Nextel Communications, Inc., Sr. Discount Notes,
                    step bond to yield 12.511% due 8/15/04 .....................      2,849,437
  2,000,000  NR  Nextlink Communications, Sr. Discount Notes,
                    12.500% due 4/15/06 ........................................      2,005,000
  1,550,000  NR  Pagemart, Inc., Sr. Discount Notes, step bond to yield
                    11.602% due 11/1/03+ .......................................      1,249,688
  1,300,000  NR  RSL Communications Ltd., Sr. Notes,
                    12.250% due 11/15/06+ ......................................      1,303,250
  2,500,000  B   Teleport Communications, Inc., Sr. Discount Notes,
                    step bond to yield 11.416% due 7/1/07 ......................      1,693,750
                                                                                   ------------
                                                                                     21,231,969
                                                                                   ------------
Transportation -- 2.1%
  2,805,000  BB- Sea Containers Limited, Sr. Sub. Debentures,
                    12.500% due 12/1/04 ........................................      3,085,500
                                                                                   ------------
                 TOTAL CORPORATE BONDS AND NOTES
                    (Cost-- $131,552,358) ......................................    135,437,865
                                                                                   ------------


 Shares                        Security                                                Value
-----------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 4.0%

Broadcasting -- 3.7%
      5,128      Time Warner Inc., Series K, Exchange 0.000% + .................      5,589,520
                                                                                   ------------

Healthcare -- 0.3%
     44,560      Avatex Corp., Series A, Payment-in-kind, Exchange $4.200 ......        362,050
                                                                                   ------------

Publishing -- 0.0%
        298      K-III Communications Corp., Series B, Exchange $11.625 ........         32,570
                                                                                   ------------

                 TOTAL CONVERTIBLE PREFERRED STOCKS
                 (Cost -- $7,020,331) ..........................................      5,984,140
                                                                                   ------------

                       See Notes to Financial Statements.

[LOGO]                                                      Schedule of Investments (continued)
                                                                                 March 31, 1997
===============================================================================================

Shares                         Security                                                Value
-----------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
      9,735      Clearnet Communications, Inc., Expires 9/15/05 ................   $     51,109
      5,400      Degeorge Financial Corp., Expires 4/1/97 ......................             54
      7,130      Pagemart, Inc., Expires 12/31/03+ .............................         19,608
                                                                                   ------------

                 TOTAL WARRANTS
                    (Cost-- $54,954) ...........................................         70,771
                                                                                   ------------

  Face
 Amount                        Security                                                Value
-----------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.0%

Banking -- 0.3%
     $20,100     California Federal Preferred Capital Corp. ....................        497,475
                                                                                   ------------

Healthcare -- 0.7%
      10,000     Fresensius Medical Care Capital Trust .........................      1,010,000
                                                                                   ------------

                 TOTAL PREFERRED STOCKS
                 (Cost-- $1,502,500) ...........................................      1,507,475
                                                                                   ------------

REPURCHASE AGREEMENTS -- 5.0%
  7,547,000      Goldman Sachs & Co., 6.444% due 4/1/97; Proceeds at
                 maturity -- $7,548,351; (Fully collateralized by U.S. Treasury
                 Notes, 4.750% due 10/31/98; Market value -- $7,701,750)
                 (Cost -- $7,547,000) ..........................................      7,547,000
                                                                                   ------------

                 TOTAL INVESTMENTS -- 100%
                 (Cost-- $147,677,143** ) ......................................   $150,547,251
                                                                                   ============

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

++   Represents local currency.

+++  Security issued with attached warrants.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See page 13 for definitions of ratings.


                       See Notes to Financial Statements.

[LOGO]                                                              Bond Ratings
================================================================================
All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Rating from "BBB" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances, are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB      -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B       -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt, subordinated to senior debt, that is assigned an actual or implied "BB" or "BB-" rating.

CCC     -- Bonds rated "CCC" have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt, subordinated to senior debt, that is assigned an actual or implied "B" or "B-" rating.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds that are rated "Ba" are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad time over the future. Uncertainty of position characterizes bonds in this class.

B       -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

[LOGO]                                       Statement of Assets and Liabilities
                                                                  March 31, 1997
================================================================================

ASSETS:
  Investments, at value (Cost-- $147,677,143) .....                $150,547,251
  Cash ............................................                         211
  Receivable for securities sold ..................                   1,800,063
  Interest receivable .............................                   3,633,576
                                                                   ------------
  Total Assets ....................................                 155,981,101
                                                                   ------------
LIABILITIES:
  Bank loan (Note 7) ..............................                  30,000,000
  Interest payable ................................                      78,992
  Investment advisory fees payable ................                      83,207
  Administration fees payable .....................                      32,759
  Accrued expenses ................................                     110,065
                                                                   ------------
  Total Liabilities ...............................                  30,305,023
                                                                   ------------
Total Net Assets ..................................                $125,676,078
                                                                   ============


NET ASSETS:
  Par value of capital shares .....................                $    147,416
  Capital paid in excess of par value .............                 123,749,821
  7.00% Cumulative Preferred Stock (Note 6) .......                  30,000,000
  Undistributed net investment income .............                     911,910
  Accumulated net realized loss from
    security transactions .........................                 (32,003,177)
  Net unrealized appreciation on investments ......                   2,870,108
                                                                   ------------
Total Net Assets ..................................                $125,676,078
                                                                   ============

                                                    Per Share
                                                    ---------
NET ASSET VALUE, COMPRISED OF:
7.00% Cumulative Preferred Stock redemption value . $ 1,000.00     $ 30,000,000
Cumulative undeclared dividends on 7.00%
    Preferred Stock ...............................      20.71          621,368
                                                    ----------     ------------
Total allocated to Cumulative Preferred Stock ..... $ 1,020.71       30,621,368
                                                    ==========     ------------
Common Stock (14,741,640 shares outstanding) ...... $     6.45       95,054,710
                                                    ==========     ------------
Total Net Assets ..................................                $125,676,078
                                                                   ============

                       See Notes to Financial Statements.

[LOGO]                                                   Statement of Operations
                                               For the Year Ended March 31, 1997
================================================================================

INVESTMENT INCOME:
  Interest ...................................................     $ 16,179,552
  Dividends ..................................................          412,744
  Less: Interest expense (Note 7) ............................       (1,779,779)
                                                                   ------------
  Total Investment Income ....................................       14,812,517
                                                                   ------------
EXPENSES:
  Investment advisory fees (Note 2) ..........................          770,618
  Administration fees (Note 2) ...............................          305,651
  Shareholder communications .................................          164,670
  Audit and legal ............................................          108,258
  Directors' fees ............................................           40,370
  Shareholder and system servicing fees ......................           31,948
  Listing fees ...............................................           28,303
  Custody ....................................................            8,500
  Registration fees ..........................................            3,223
  Other ......................................................           18,200
                                                                   ------------
  Total Expenses .............................................        1,479,741
                                                                   ------------
Net Investment Income ........................................       13,332,776
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain From:
    Security transactions (excluding short-term securities) ..          778,918
    Foreign currency transactions ............................          160,583
                                                                   ------------
  Net Realized Gain ..........................................          939,501
                                                                   ------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year ........................................        2,661,532
    End of year ..............................................        2,870,108
                                                                   ------------
  Increase in Net Unrealized Appreciation ....................          208,576
                                                                   ------------
Net Gain on Investments and Foreign Currencies ...............        1,148,077
                                                                   ------------
Increase in Net Assets From Operations .......................     $ 14,480,853
                                                                   ============

                       See Notes to Financial Statements.

[LOGO]                                       Statements of Changes in Net Assets
                                                   For the Years Ended March 31,
================================================================================

                                                      1997             1996
                                                 -------------    -------------
OPERATIONS:
  Net investment income .....................    $  13,332,776    $  11,968,129
  Net realized gain (loss) ..................          939,501         (393,167)
  Increase in net unrealized appreciation ...          208,576        6,403,561
                                                 -------------    -------------
  Increase in Net Assets From Operations ....       14,480,853       17,978,523
                                                 -------------    -------------
DIVIDENDS PAID FROM
NET INVESTMENT INCOME TO:
  7.00% Cumulative Preferred Stock ..........       (2,100,000)      (2,100,000)
  Common Stock ..............................      (10,475,099)     (10,105,946)
                                                 -------------    -------------
  Decrease in Net Assets From
    Distributions To Shareholders ...........      (12,575,099)     (12,205,946)
                                                 -------------    -------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net asset value of shares issued for
    reinvestment of dividends ...............        3,452,357        3,623,826
                                                 -------------    -------------
  Increase in Net Assets From
    Fund Share Transactions .................        3,452,357        3,623,826
                                                 -------------    -------------
Increase in Net Assets ......................        5,358,111        9,396,403
NET ASSETS:
  Beginning of year .........................      120,317,967      110,921,564
                                                 -------------    -------------
  End of year* ..............................    $ 125,676,078    $ 120,317,967
                                                 =============    =============
* Includes undistributed net investment
     income of: .............................    $     911,910    $     179,019
                                                 =============    =============

                       See Notes to Financial Statements.

[LOGO]                                                   Statement of Cash Flows
                                               For the Year Ended March 31, 1997
================================================================================

NET DECREASE IN CASH:
Cash Flows From Operating and Investing Activities:
  Interest and dividends received ............     $ 14,239,301
  Operating expenses paid ....................       (1,493,759)
  Interest payments on bank loans ............       (1,768,687)
  Purchases of short-term securities, net ....       (6,034,000)
  Purchases of long-term securities ..........     (145,397,123)
  Proceeds from disposition of
     long-term securities ....................      149,576,868
                                                   ------------
  Net Cash Provided By Operating and
    Investing Activities .....................                      $ 9,122,600
                                                                    -----------
Cash Flows From Financing Activities:
  Cash dividends paid on 7.00% Cumulative
    Preferred Stock ..........................      (2,100,000)

  Net cash dividends paid on Common Stock* ...      (7,022,742)
                                                   ------------
  Net Cash Used By Financing Activities ......                       (9,122,742)
                                                                    ------------
Net Decrease in Cash .........................                             (142)

Cash--Beginning of Year ......................                              353
                                                                    ------------
Cash--End of Year ............................                            $ 211
                                                                    ============

RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH PROVIDED
BY OPERATING AND INVESTING ACTIVITIES:
Increase in Net Assets From Operations .......                      $14,480,853
  Amortization of discount on securities .....      (2,533,415)
  Increase in investments ....................      (3,081,108)
  Decrease in receivable for securities sold .          78,776
  Decrease in interest receivable ............         180,420
  Decrease in accrued expenses ...............          (2,926)
                                                    ----------
  Total Adjustments ..........................                       (5,358,253)
                                                                    -----------
Net Cash Provided By Operating and
  Investing Activities .......................                      $ 9,122,600
                                                                    ===========

*  Exclusive of dividend reinvestment of $3,452,357.

                       See Notes to Financial Statements.

[LOGO]                                             Notes to Financial Statements
================================================================================
     1. Significant Accounting Policies

     Zenix Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers; any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the last bid price quoted. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund including references to valuations of other securities which are considered comparable in quality, interest rate and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the 7.00% Cumulative Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Fund out of funds legally available to shareholders at a rate of 7.00% per annum, payable semi-annually on June 15 and December 15; (h) the net asset value of the Fund's

                                                   Notes to Financial Statements
[LOGO]                                                               (continued)
================================================================================

Common Stock is determined no less frequently than the close of business on the Fund's last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value for the Fund's assets less (1) the Fund's liabilities (including the outstanding principal amount), (2) the aggregate liquidation value (i.e., $1,000 per outstanding share) of the 7.00% Cumulative Redeemable Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Cumulative Redeemable Preferred Stock issue; (i) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income taxes and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1997, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $67,822 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Advisory Agreement and Transactions with Affiliated Persons

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment advisor to the Fund. The Fund pays SBMFM a management fee calculated at an annual rate of 0.50% on the average daily net assets. This fee is calculated daily and paid monthly.

                                                   Notes to Financial Statements
[LOGO]                                                               (continued)
================================================================================

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average net assets as defined above. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of SB.

     3. Investments

     During the year ended March 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $145,397,123
--------------------------------------------------------------------------------
Sales                                                               149,498,092
--------------------------------------------------------------------------------

     At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments, which is substantially the same for Federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $ 7,257,509
Gross unrealized depreciation                                        (4,387,401)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 2,870,108
--------------------------------------------------------------------------------

     4. Cash Flow Information

     The Fund invests in securities and distributes dividends from net investment income and net realized gains. These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gains or losses on investment securities.

     5. Repurchase Agreements

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

                                                   Notes to Financial Statements
[LOGO]                                                               (continued)
================================================================================

     6. Cumulative Redeemable Preferred Stock

     On March 16, 1993, the Fund issued 30,000 shares of 7.00% Cumulative Preferred Stock, which will be redeemed in full on April 15, 2000, at a price equal to $1,000 per share, plus accumulated and unpaid dividends. On March 31, 1994, 250,000 shares of $0.01 par value 7.00% Cumulative Preferred Stock were authorized but remained unissued. Cumulative undeclared dividends on the outstanding Preferred Stock amounted to $621,368 at March 31, 1997.

     Moody's Investors Service, Inc. and Standard & Poor's Rating Services have reconfirmed their respective Aa3 and AA+ ratings of the Fund's 7% Cumulative Preferred Stock.

     7. Bank Loan

     The Fund has a $30,000,000 line of credit with PNC Bank, N.A. Interest on the loan can be paid based on 30, 60 or 90 day periods as elected by the Fund. The interest on the loan is currently calculated at the Federal Funds rate plus 40 basis points. The line of credit expires on July 18, 1998. Interest expense related to the loan for the year ended March 31, 1997 was $1,779,779.

     8. Common Stock

     At March 31, 1997, the Fund had 250,000,000 shares of common stock authorized with a par value of $0.01 per share.

     Common stock transactions were as follows:

                                         Year Ended              Year Ended
                                       March 31, 1997          March 31, 1996
                                      ----------------        ----------------
                                      Shares    Amount        Shares    Amount
--------------------------------------------------------------------------------
Shares issued on
  reinvestment                        516,581  $3,452,357    569,905  $3,623,826
--------------------------------------------------------------------------------

                                                   Notes to Financial Statements
[LOGO]                                                               (continued)
================================================================================

     9. Capital Loss Carryforward

     As of March 31, 1997, the Fund had, for Federal income tax purposes, capital loss carryforwards of approximately $32,003,000 available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. This loss expires as follows:

                         3/31/99         3/31/00         3/31/03        3/31/04
--------------------------------------------------------------------------------
Carryforward Amounts   $16,444,000     $8,395,000      $4,873,000     $2,291,000
--------------------------------------------------------------------------------

     10. Asset Maintenance Requirement

     The Fund is required to maintain certain asset coverages with respect to the Cumulative Preferred Stock (of at least 200%). If the Fund fails to maintain these requirements as of the last business day of a month and does not cure such failure by the last business day of the following month, the Fund is required to redeem certain of the Cumulative Preferred Stock in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements would restrict the Fund's ability to pay dividends.

[LOGO]                                                      Financial Highlights
================================================================================

Contained below is per share operating performance data for a share of common stock outstanding, total return and ratios to average net assets based on Common Shares outstanding. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

For a share of common stock outstanding throughout each year:

                                                        1997           1996           1995
                                                     ----------     ----------     ----------
Net Asset Value, Beginning of Year ...............   $     6.31     $     5.88     $     6.76
                                                     ----------     ----------     ----------
Income From Operations:
  Net investment income ..........................         0.92           0.86           0.93
  Net realized and unrealized gain (loss) ........         0.08           0.45          (0.78)
                                                     ----------     ----------     ----------
  Total Income From Operations ...................         1.00           1.31           0.15
                                                     ----------     ----------     ----------
Distributions:
  Dividends declared to 7.00% Cumulative Preferred
    Stockholders .................................        (0.14)         (0.15)         (0.16)
  Dividends paid from net investment income ......        (0.72)         (0.73)         (0.87)
  Change in accumulated undeclared dividends on
    Preferred Stock ..............................         --             --             --
                                                     ----------     ----------     ----------
  Total Distributions ............................        (0.86)         (0.88)         (1.03)
                                                     ----------     ----------     ----------
Net Asset Value, End of Year .....................   $     6.45     $     6.31     $     5.88
                                                     ==========     ==========     ==========


Market Value, End of Year ........................   $     7.25     $     7.00     $     6.63
                                                     ==========     ==========     ==========
Total Return, Based on Market Value ..............        15.55%         18.35%          6.41%
                                                     ==========     ==========     ==========
Total Return, Based on Net Asset Value ...........        14.04%         20.01%         (0.53)%
                                                     ==========     ==========     ==========
Net Assets*, End of Year (000's) .................   $   95,034     $   90,318     $   80,309
                                                     ==========     ==========     ==========
Ratios to Average Net Assets Based on
Common Shares Outstanding:
  Net Investment Income ..........................        10.85%         10.48%         15.35%
  Interest Expense ...............................         1.45           1.47           1.58
  Other Expenses .................................         1.20           1.21           1.65

Portfolio Turnover Rate ..........................          101%            87%            79%


----------
*    Exclusive of preferred shares outstanding.

[LOGO]                                          Financial Highlights (continued)
================================================================================

For a share of common stock outstanding throughout each year:

                                                            1994#       1993
                                                           -------     -------
Net Asset Value, Beginning of Year ...................     $  6.86     $  6.39
                                                           -------     -------
Income From Operations:
  Net investment income ..............................        1.02        1.07
  Net realized and unrealized gain (loss) ............       (0.13)       0.51
                                                           -------     -------
  Total Income From Operations .......................        0.89        1.58
                                                           -------     -------
Underwriting Commissions and Offering Costs on 7.00%
  Cumulative Preferred Stock .........................        --         (0.05)
                                                           -------     -------
Distributions:
  Dividends declared to 7.00% Cumulative Preferred
    Stockholders .....................................       (0.11)       --
  Dividends declared to 9.67% Cumulative Preferred
    Stockholders .....................................       (0.12)      (0.23)
  Dividends paid from net investment income ..........       (0.82)      (0.82)
  Change in accumulated undeclared dividends on
    Preferred Stock ..................................        0.06       (0.01)
                                                           -------     -------
  Total Distributions ................................       (0.99)      (1.06)
                                                           -------     -------
Net Asset Value, End of Year .........................     $  6.76     $  6.86
                                                           =======     =======
Market Value, End of Year ............................     $  7.13     $  7.25
                                                           =======     =======
Total Return, Based on Market Value ..................       10.02%      24.02%
                                                           =======     =======
Total Return, Based on Net Asset Value ...............       10.24%      21.66%
                                                           =======     =======
Net Assets*, End of Year (000's) .....................     $87,726     $85,225
                                                           =======     =======
Ratios to Average Net Assets Based on
Common Shares Outstanding:
  Net Investment Income ..............................       14.38%      12.89%
  Interest Expense ...................................        0.92        1.14
  Other Expenses .....................................        1.60        1.99
Portfolio Turnover Rate ..............................         102%         93%

----------
# Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

*    Exclusive of preferred shares outstanding.

[LOGO]                                              Independent Auditor's Report
================================================================================

The Shareholders and Board of Directors of
Zenix Income Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Zenix Income Fund Inc. as of March 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended March 31, 1995 were audited by other auditors whose report thereon, dated May 12, 1995, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zenix Income Fund Inc. as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and its financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.


                                        /s/  KPMG Peat Marwick LLP


New York, New York
May 22, 1997

[LOGO]                                   Other Financial Information (unaudited)
================================================================================

     The table below sets out information with respect to Cumulative Preferred Stock, Senior Money Market Notes and Bank Credit Facility:

                                            1997       1996       1995       1994       1993       1992
                                          --------   --------   --------   --------   --------   --------
7.00% Cumulative Preferred Stock (1)
  Total amount outstanding (000s)         $ 30,000   $ 30,000   $ 30,000   $ 30,000   $ 30,000   $   --
  Asset Coverage Per Share                   2,580      2,490      2,439      2,583      2,529       --
  Involuntary Liquidating Preferenc          1,000      1,000      1,000      1,000      1,000       --
   Per Share (2)
  Average Market Value Per Share(2)(3)       1,000      1,000      1,000      1,000      1,000       --

9.67% Cumulative Preferred Stock (4)
  Total amount outstanding (000s)             --         --         --         --         --       28,750


  Asset Coverage Per Share                    --         --         --         --         --        2,413
  Involuntary Liquidating Preference--        --         --         --         --         --        1,000
   Per Share (2)
  Average Market Value Per Share (2)(3)       --         --         --         --         --        1,000

Senior Money Market Notes
  Total amount outstanding (000s)             --         --       25,800     25,800     25,800     25,800
  Asset Coverage Per Share                    --         --      527,555    558,675    546,948    510,240
  Involuntary Liquidating Preference          --         --      100,000    100,000    100,000    100,000
   Per Share (2)
  Average Market Value Per Share(2)(3)        --         --      100,000    100,000    100,000    100,000

PNC Bank Credit Facility
  Total amount outstanding (000s)           30,000     30,000       --         --         --         --
  Asset Coverage Per Share                 516,000    498,000       --         --         --         --
  Involuntary Liquidating Preference       100,000    100,000       --         --         --         --
   Per Share (2)
  Average Market Value Per Share(2)(3)     100,000    100,000       --         --         --         --

----------
(1)  Redeemable April 15, 2000.
(2)  Excludes accrued interest or accumulated undeclared dividends.
(3)  See Note 7.
(4)  Redeemed April 15, 1993.

[LOGO]                               Quarterly Results of Operations (unaudited)
================================================================================

                                                                                                           Net Increase
                                                                                Net Realized                (Decrease)
                                                                               and Unrealized             in Net Assets
                                  Investment           Net Investment            Gain (Loss)                   From
                                    Income                 Income              on Investments               Operations
                            --------------------    --------------------    ---------------------     ---------------------
                                            Per                     Per                     Per                       Per
Quarter Ended                  Total       Share*      Total       Share*      Total       Share*        Total       Share*
-------------               -----------    -----    -----------    -----    -----------    ------     -----------    ------
June 30, 1994               $ 3,739,209    $0.29    $ 3,111,466    $0.24    $(3,899,320)   $(0.29)    $  (787,854)   $(0.06)
September 30, 1994            3,771,958     0.28      3,215,851     0.24     (5,662,951)    (0.42)     (2,447,100)    (0.17)
December 31, 1994             3,833,137     0.28      3,133,437     0.23     (4,508,973)    (0.33)     (1,375,536)    (0.10)
March 31, 1995                3,651,680     0.27      2,926,309     0.22      3,514,541      0.26       6,440,850      0.48
June 30, 1995                 3,390,611     0.25      2,647,561     0.19     (1,044,316)    (0.07)      1,606,245      0.12
September 30, 1995            3,466,966     0.25      2,743,530     0.20      6,121,932      0.44       8,862,462      0.64
December 31, 1995             3,996,269     0.28      3,176,088     0.23      1,812,127      0.13       4,988,215      0.36
March 31, 1996                4,169,922     0.29      3,400,950     0.24       (879,349)    (0.06)      2,521,601      0.18
June 30, 1996                 4,102,702     0.29      3,322,425     0.23     (1,014,235)    (0.07)      2,308,190      0.16
September 30, 1996            4,224,470     0.29      3,370,554     0.23      2,772,544      0.19       6,143,098      0.42
December 31, 1996             4,132,306     0.28      3,304,424     0.22      1,557,018      0.11       4,861,442      0.33
March 31, 1997                4,132,818     0.28      3,335,373     0.23     (2,167,250)    (0.15)      1,168,123      0.08

----------
*    Per share of Common Stock.

[LOGO]                                                Financial Data (unaudited)
================================================================================

For a share of common stock outstanding throughout each period:

                                                               Dividend
     Record    Payable     NYSE       Net Asset   Dividend   Reinvestment
      Date      Date   Closing Price   Value*       Paid        Price
================================================================================
     1/24/95   1/31/95    $6.250       $5.58       $0.069       $5.799
     2/21/95   2/28/95     6.250        5.78        0.063        5.990
     3/24/95   3/31/95     6.625        5.87        0.063        5.874
     4/21/95   4/28/95     6.625        5.96        0.063        6.290
     5/23/95   5/31/95     6.875        6.10        0.063        6.530
     6/23/95   6/30/95     6.625        6.03        0.063        6.290
     7/26/95   7/31/95     6.625        6.15        0.060        6.290
     8/22/95   8/31/95     6.625        6.16        0.060        6.290
     9/26/95   9/30/95     6.625        6.17        0.060        6.294
    10/24/95  10/31/95     6.625        6.25        0.060        6.290
    11/20/95  11/30/95     6.625        6.22        0.060        6.290
    12/26/95  12/31/95     6.500        6.28        0.060        6.175
     1/23/96   1/26/96     6.625        6.39        0.060        6.294
     2/20/96   2/23/96     7.000        6.52        0.060        6.650
     3/26/96   3/29/96     7.000        6.31        0.060        6.650
     4/23/96   4/26/96     6.875        6.27        0.060        6.531
     5/28/96   5/31/96     6.875        6.33        0.060        6.531
     6/25/96   6/28/96     6.750        6.22        0.060        6.413
     7/23/96   7/26/96     6.875        6.22        0.060        6.531
     8/27/96   8/30/96     6.875        6.29        0.060        6.531
     9/24/96   9/27/96     7.125        6.37        0.060        6.769
    10/22/96  10/25/96     7.125        6.40        0.060        6.769
    11/25/96  11/29/96     7.125        6.47        0.060        6.769
    12/23/96  12/27/96     7.125        6.53        0.061        6.769
     1/28/97   1/31/97     7.250        6.62        0.061        6.888
     2/25/97   2/28/97     7.375        6.73        0.061        7.006
     3/24/97   3/27/97     7.125        6.51        0.061        6.769
================================================================================

*    As of record date

[LOGO]                                        Additional Information (unaudited)
================================================================================

     On July 10, 1996, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     (1) To approve or disapprove the election of seven Directors; and

     (2) To approve or disapprove the selection of KMPG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

     The results of the vote on Proposal 1 were as follows:


                                        Shares        Percentage of      Shares       Percentage of
   Directors                           Voted For       Shares Voted   Voted Against    Shares Voted
===================================================================================================
   Common Shares
     Allan J. Bloostein              12,709,102.88         97.906%      271,813.53        2.094%
     Martin Brody                    12,738,833.71         98.135%      242,082.70        1.865%
     Dwight B. Crane                 12,732,946.08         98.090%      247,970.33        1.910%
     William R. Hutchinson           12,720,982.45         97.998%      259,933.97        2.002%
     Heath B. McLendon               12,744,744.71         98.181%      236,171.70        1.819%

   Preferred Shares
     Charles F. Barber                   29,000.00        100.000%            0.00        0.000%
     Allan J. Bloostein                  29,000.00        100.000%            0.00        0.000%
     Robert A. Frankel                   29,000.00        100.000%            0.00        0.000%
     William R. Hutchinson               29,000.00        100.000%            0.00        0.000%
     Heath B. McLendon                   29,000.00        100.000%            0.00        0.000%
===================================================================================================

     The results of the vote on Proposal 2 were as follows:

                                                                                Percentage
    Shares        Percentage of     Shares      Percentage of      Shares       of Shares
  Voted For       Shares Voted   Voted Against   Shares Voted     Abstained     Abstained
===================================================================================================

Common Shares
12,713,514.86        97.940%       80,949.70         0.624%       186,451.86      1.436%

Preferred Shares
    29,000.00       100.000%            0.00         0.000%             0.00      0.000%
===================================================================================================

                                                      Dividend Reinvestment Plan
[LOGO]                                                               (unaudited)
================================================================================

     Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds 98% of net asset value per share, participants will be issued shares of Common Stock valued at the greater of (i) 98% of net asset value per share or (ii) 95% of the then current market price. If 98% of net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participant's account will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds 98% of net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at 98% of net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted

[LOGO]                                                               (unaudited)
================================================================================

average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions. For the year ended March 31, 1997, no such brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 26-27 of the Fund's Prospectus dated April 20, 1988. Information concerning the Plan may be obtained from First Data at 1-800-331-1710.

               ---------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

[LOGO]                                               Tax Information (unaudited)
================================================================================

     For Federal tax purpose the Fund hereby designates for the fiscal year ended March 31, 1997:

     o 2.00% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

DIRECTORS

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon

OFFICERS

Heath B. McLendon
Chairman of the Board
and Investment Officer

Jessica Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


                           This report is sent to the shareholders of the
                                       ZENIX Income Fund Inc.
                           for their information. It is not a Prospectus,
                         circular or representation intended for use in the
                          purchase or sale of shares of the Fund or of any
                                 securities mentioned in the report.

                                             FD2395 5/97